                                                                    EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated September 23, 1998 included in Rnethealth.com, Inc. and Subsidiary's Form 10-KSB for the year ended June 30, 1999 and to all references to our firm included in this registration statement.



/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP


Los Angeles, California
July 14, 2000

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                                                                    EXHIBIT 23.4


                          [CORBIN & WERTZ LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Form S-8 Registration Statement of our report dated October 9, 1999 included in Rnethealth.com, Inc. and Subsidiary's From 10-KSB for the year ended June 30, 1999 and to all references to our Firm included in the Registration Statement.


                                        /s/ Corbin & Wertz
                                        CORBIN & WERTZ



Irvine, California
July 14, 2000